Exhibit 32.1

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned certifies that to the best of his knowledge: (1) the Annual Report on Form 10-K of Span-America Medical Systems, Inc. (the “Company”) for the year ended September 29, 2012 (the “Annual Report”), which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

The foregoing certification is made solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and no person shall be entitled to rely upon the foregoing certification for any other purpose.  The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

    /s/ James D. Ferguson
James D. Ferguson
President and Chief Executive Officer

Date:  December 28, 2012

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350)

The undersigned certifies that to the best of his knowledge: (1) the Annual Report on Form 10-K of Span-America Medical Systems, Inc. (the “Company”) for the year ended September 29, 2012 (the “Annual Report”), which accompanies this certification fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and (2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

The foregoing certification is made solely for purposes of § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350) and no person shall be entitled to rely upon the foregoing certification for any other purpose.  The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.

    /s/ Richard C. Coggins
Richard C. Coggins
Chief Financial Officer

Date:  December 28, 2012